UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 16, 2021

Fusion Acquisition Corp.

(Exact name of registrant as specified in its charter)

Delaware	001-39346	85-0849243
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

375 Park Avenue, Suite 2607
New York, New York 10152

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (212) 763-0169

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock and one-half of one redeemable warrant	FUSE.U	The New York Stock Exchange

Class A common stock, par value $0.0001 per share	FUSE	The New York Stock Exchange

Warrants, each whole warrant exercisable for one share of Class A common stock, each at an exercise price of $11.50 per share	FUSE WS	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01 Other Events.

As previously reported on February 11, 2021, Fusion Acquisition Corp. (the “Company”), entered into an agreement and plan of merger (the “Merger Agreement”), by and among the Company, ML Merger Sub Inc., a wholly owned subsidiary of Fusion (“Merger Sub”), and MoneyLion Inc. (“MoneyLion”) (the transactions contemplated by the Merger Agreement, the “Business Combination”). In connection with the Business Combination between the Company and MoneyLion, the Company filed a preliminary proxy statement (File No. 001-39482) (as amended, the “Preliminary Proxy Statement”) with the U.S. Securities and Exchange Commission (the “SEC”) on May 10, 2021. On September 3, 2021, the Company filed a definitive proxy statement/prospectus (the “Definitive Proxy Statement”) relating to the Company’s special meeting scheduled to be held on September 21, 2021 (the “Special Meeting”), to, among other things, obtain the approvals required to consummate the Business Combination.

Since the initial filing of the Preliminary Proxy Statement, purported shareholders of the Company have sent demand letters in connection with the Business Combination (the “Demand Letters”).

The Company is including in this Current Report on Form 8-K certain supplemental disclosures regarding the Business Combination. The Company and its board of directors believe that the allegations and claims asserted in the Demand Letters lack merit, and that the supplemental disclosures set forth herein are not required or necessary under applicable laws. However, solely in order to avoid the risk of the Demand Letters delaying or otherwise adversely affecting the Business Combination and to minimize the costs, risks, and uncertainties inherent in defending the claims alleged in the Demand Letters, the Company hereby voluntarily amends and supplements the Definitive Proxy Statement, as set forth in this Current Report on Form 8-K. The Company and the members of its board of directors deny any liability or wrongdoing in connection with the Definitive Proxy Statement, and nothing in this Current Report on Form 8-K should be construed as an admission of the legal necessity or materiality under applicable laws of any of the supplemental disclosures set forth herein.

SUPPLEMENT TO DEFINITIVE PROXY STATEMENT

This supplemental information should be read in conjunction with the Definitive Proxy Statement, which should be read in its entirety and is available free of charge on the Internet site maintained by the SEC at http://www.sec.gov. Page references in the below disclosures are to pages in the Definitive Proxy Statement, and defined terms used but not defined herein have the meanings set forth in the Definitive Proxy Statement. To the extent the following information differs from or conflicts with the information contained in the Definitive Proxy Statement, the information set forth below shall be deemed to supersede the respective information in the Definitive Proxy Statement. New text is underlined, and deleted text is stricken through.

The disclosure on page 44 of the Definitive Proxy Statement under the heading “Our business may be adversely affected by economic conditions and other factors that we cannot control.” is revised as follows:

Our business may be adversely affected by economic conditions and other factors that we cannot control.

Uncertainty and negative trends in general economic conditions, including significant tightening of credit markets, historically have created a difficult operating environment for our industry. Many factors, including factors that are beyond our control, may impact our results of operations or financial condition and our overall success by affecting a customer’s willingness and capacity to use our products and services, including a customer’s willingness to incur loan obligations or willingness or capacity to make payments on their loans or other services we offer. These factors include interest rates, unemployment levels, conditions in the housing market, immigration policies, gas prices, energy costs, government shutdowns, trade wars and delays in tax refunds, as well as events such as natural disasters, acts of war, terrorism, catastrophes and pandemics.

Many new customers on our platform have limited or no credit history and limited financial resources, including limited savings. Accordingly, such customers have historically been, and may in the future become, disproportionately affected by adverse macroeconomic conditions, such as the disruption and uncertainty caused by the COVID-19 pandemic. In addition, major medical expenses, divorce, death or other issues that affect customers, such as having access to limited amounts of personal savings, could affect a customer’s willingness or ability to make payments on their loans or advances or engage in investing activities, or make it less likely that our customers can afford certain of the other products or services we offer. If borrowers default on loans facilitated on our platform, the cost to service these loans may also increase without a corresponding increase in revenue earned from lending operations, and the value of the loans could decline. Higher default rates by these borrowers may lead to lower demand by our funding sources and institutional investors to fund loans and other receivables facilitated by our platform, which would adversely affect our business, financial condition and results of operations.

During periods of economic slowdown or recession, our current and potential investors in our special purpose financing structure may reduce the number of loans or other receivables they are willing to finance or demand terms that are less favorable to us, to compensate for any increased risks. A reduction in the volume of the loans and other receivables we are able to finance through this structure would negatively impact our ability to maintain or increase the level of our lending and provision of other services to customers. Any sustained decline in demand for loans or other services we offer, or any increase in delinquencies or defaults that result from economic downturns, may harm our ability to maintain robust volumes for our lending operations and other services, which would adversely affect our business, financial condition and results of operations. For the year ended December 31, 2020, for secured personal loans provided through our Credit Builder Plus membership program, the average 30+ day delinquency rate was 4.2% and the average monthly default rate was 1.4%. For the year ended December 31, 2020, the non-repayment rate for advances provided through our Instacash product was 4.8%. See “Business of New MoneyLion — Our Product Platform.”

For example, the COVID-19 pandemic and other related adverse economic events led to a significant increase in unemployment, comparable, and at times surpassing, the unemployment rates during the peak of the financial crisis in 2008. There can be no assurance that levels of unemployment or underemployment will improve in the near term. The increase in the unemployment rate could increase the non-repayment rate on our loans and advance products, increase the rate of customers declaring bankruptcy or decrease our customers’ use of our investment and other products and services, any of which could adversely affect the attractiveness of our loans and other receivables to our financing sources. If we are unable to adjust our platform to account for events like the COVID-19 pandemic and the resulting rise in unemployment, or if our platform is unable to more successfully predict the creditworthiness of potential borrowers compared to other lenders, then our business, financial condition and results of operations could be adversely affected.

Furthermore, the COVID-19 pandemic has caused some borrowers on our platform to request a temporary extension or modification of the payment schedules of their loans under our temporary relief or loan modification programs, or hardship programs. If a large number of borrowers seek to participate in such hardship programs, the investment returns of our financing sources could decline. Further, if the rate of borrowers that participate in such hardship programs is greater than those experienced by our competitors, then our financing sources may become less interested providing financing for our loans and other consumer receivables, which could negatively impact our funding strategy or significantly increase the cost of obtaining funding. Any of the foregoing could adversely affect our business, financial condition and results of operations.

If there is an economic downturn that affects our current and prospective customers or our financing sources, or if we are unable to address and mitigate the risks associated with any of the foregoing, our business, financial condition and results of operations could be adversely affected.

The disclosure on page 50 of the Definitive Proxy Statement under the heading “Many of our investment advisory customers are first-time investors and our revenues could be reduced if these customers stop investing altogether or stop using our platform for their investing activities.” is hereby revised as follows:

Many of our investment advisory customers are first-time investors and our revenues could be reduced if these customers stop investing altogether or stop using our platform for their investing activities.

Our business model focuses on making the financial markets accessible to a broad demographic of retail investors. In each of the years ended December 31, 2020, 2019 and 2018, over half of our customers for the applicable period were first-time investors. In addition, in the first half of 2020, we saw a significant increase in the number of new accounts opened by first-time investors, largely as a result of economic and social conditions driven by the COVID-19 pandemic. Our success, and our ability to increase revenues and operate profitably, depends in part on such customers continuing to utilize our platform, even as global social and economic conditions shift. However, our customers do not have long-term contractual arrangements with us and can utilize our platform on a transaction-by-transaction basis and may also cease to use our platform at any time or use a competitor’s platform. We may face particular challenges in retaining these investors as customers, for example as a result of a return to pre-COVID-19 behaviors, increased volatility in the financial markets or increasing availability of competing products that seek to target the same demographic. In particular, a broad decline in the equity or other financial markets, especially if it impacted the amount of available savings of individuals in our target market, could result in some of these investors exiting the markets and leaving our platform. Any significant loss of these customers or a significant reduction in their use of our platform could have a material impact on our investment volumes and revenues, and materially adversely affect our business, financial condition and results of operations.

The disclosure on page 93 of the Definitive Proxy Statement is hereby supplemented by adding in an additional paragraph, following the paragraph regarding five potential targets, as follows:

The discussions with the aforementioned potential targets did not progress further for a variety of reasons, including but not limited to, (i) the potential target company not being ready for the public market, (ii) the commercial plans of a target not aligning with Fusion’s business strategy, (iii) upon further diligence of the target, the view that such target’s potential product would not be competitive with products already on the market or with other similar products that were in development, (iv) the view that a target’s management team would not be able to successfully run a public company, (v) the conclusion that a target’s stage of development presented too much risk for public market investors, (vi) the target company decided to pursue a different strategic path that did not include Fusion or (vii) the inherent risk associated with certain technology or operational sector.

The disclosure on page 93 of the Definitive Proxy Statement regarding a conversation facilitated by Ron Suber is hereby supplemented as follows:

Mr. Suber was engaged by Fusion on July 8, 2020, as an independent consultant providing market intelligence and introductions to relevant companies and advisors within the global financial technology (i.e. Fintech) sector and such other similar services as reasonably requested by the Company from time to time. Mr. Suber made numerous introductions to advisors, bankers, company founders and management and private equity and venture capital investors as part of his engagement.

The disclosure on pages 93 and 94 of the Definitive Proxy Statement regarding the July 18, 2020 phone call with the following is hereby supplemented as follows:

Mr. Gary explained to Mr. Sugden that Fusion may be interested in pursuing discussions with MoneyLion and that Fusion wanted to have further discussions with MoneyLion’s management and obtain access to additional financial information to perform due diligence on MoneyLion. Mr. Sugden agreed that this may be of interest to MoneyLion.

The disclosure on pages 97 and 98 of the Definitive Proxy Statement regarding J.P. Morgan’s involvement is hereby supplemented by adding an additional paragraph as follows:

In January of 2021, the Company retained J.P. Morgan to act as its financial advisor and assist the Company with certain aspects of investor outreach in connection with the Business Combination. J.P. Morgan will receive customary advisory fees for its role as the Company’s financial advisor. The Company also retained J.P. Morgan to act as its placement agent in connection with the PIPE financing transaction. J.P. Morgan will receive customary fees for its role as the Company’s placement agent. The aforementioned fees are contingent on the closing of the Business Combination and the PIPE financing transaction.  J.P. Morgan does not have an investment in MoneyLion or the MoneyLion Private Investors.

The disclosures on page 99 of the Definitive Proxy Statement is hereby supplemented by adding an additional paragraph as follows:

The Fusion Board was informed of certain investigative subpoenas against MoneyLion by the SEC regarding its source of funding for originated receivables. After further discussion with Fusion’s management team and information on how the MoneyLion team was dealing with the potential issue, the Board concluded that this would not materially affect the business of MoneyLion or Fusion’s valuation thereof.

The on page 99 of the Definitive Proxy Statement is hereby supplemented by adding an additional paragraph as follows:

The Risks of Regulatory Examinations, Investigations and Other Matters

The Fusion Board considered the potential impact of certain regulatory examinations, investigations and other matters of which it was informed, including but not limited to, a report of examination from the California Department of Financial Protection and Innovation (the “CA DFPI”) and a memorandum of understanding MoneyLion had been asked to enter into with the CA DFPI, as well as information requests from the Minnesota Department of Commerce and Civil Investigative Demands from the Consumer Financial Protection Bureau (“CFPB”). The Fusion Board concluded after some discussion that these matters would not materially affect the valuation of MoneyLion, as MoneyLion was cooperating with the applicable regulatory agencies in relation to these matters and any corresponding corrective actions, and the amounts in question were not material enough to materially alter the valuation of MoneyLion. Since entering into the Transaction, the Fusion Board was also informed of, and also considered, the potential impact of a report of examination from the Colorado Department of Law’s Consumer Protection Unit, and reached the same conclusion with respect to that matter.

The disclosure on page 101 of the Definitive Proxy Statement in relation to the comparable companies table is supplemented with the following footnotes:

(1) Firm Value/2021E Revenue for the individual comparable companies identified in the Core Peer Group Companies were as follows: Affirm 38.5x, Afterpay 34.7x, Open Lending 21.9x, Square 21.9x, SoFi 19.0x, and Upstart 16.0x; values for the High-Growth FinTech/Payments Companies were as follows: Adyen 61.5x, bill.com 48.2x, Shopify 34.5x, and Lightspeed 28.1x; and values for the High-Growth Financial SaaS Companies were as follows: Coupa 45.2x, nCino 28.2x, Duck Creek Technologies 24.1x, Avalara 22.2x, Anaplan 20.3x and Q2 Holdings, Inc. 16.7x.

(2) Firm Value/2022E Revenue for the individual comparable companies identified in the Core Peer Group Companies were as follows: Affirm 30.4x, Afterpay 23.5x, Open Lending 15.8x, Square 17.1x, SoFi 12.4x, and Upstart 12.0x; values for the High-Growth FinTech/Payments Companies were as follows: Adyen 44.2x, bill.com 36.1x, Shopify 25.1x, and Lightspeed 19.6x; and values for the High-Growth Financial SaaS Companies were as follows: Coupa 35.9x, nCino 23.5x, Duck Creek Technologies 20.5x, Avalara 18.1x, Anaplan 16.2x and Q2 Holdings, Inc. 13.7x.

(3) Firm Value/2021E Revenue/2021E growth for the individual comparable companies identified in the Core Peer Group Companies were as follows: Affirm 1.1x, Afterpay 0.5x, Open Lending 0.2x, Square 0.6x, SoFi 0.3x, and Upstart 0.5x; values for the High-Growth FinTech/Payments Companies were as follows: Adyen 1.1x, bill.com 1.1x, Shopify 0.7x, and Lightspeed 0.5x; and values for the High-Growth Financial SaaS Companies were as follows: Coupa 1.4x, nCino 1.2x, Duck Creek Technologies 1.2x, Avalara 0.8x, Anaplan 0.6x and Q2 Holdings, Inc. 0.6x.

(6) 2020P to 2020E Revenue CAGR for the individual comparable companies identified in the Core Peer Group Companies were as follows: Affirm 31%, Afterpay 56%, Open Lending 71%, Square 33%, SoFi 55%, and Upstart 47%; values for the High-Growth FinTech/Payments Companies were as follows: Adyen 40%, bill.com 30%, Shopify 35%, and Lightspeed 56%; and values for the High-Growth Financial SaaS Companies were as follows: Coupa 27%, nCino 22%, Duck Creek Technologies 18%, Avalara 25%, Anaplan 25% and Q2 Holdings, Inc. 22%.

The disclosure on page 175 of the Definitive Proxy Statement under the heading “Continue penetrating our large addressable market” is hereby supplemented to read as follows:

Continue penetrating our large addressable market: Our target market is the 100 million middle-class Americans whose needs are not well-addressed by the current financial system. We define this market as individuals with household incomes up to $150,000 and FICO scores up to 750. While we have achieved significant growth and scale to date through developing We have designed an all-in-one, digital financial platform to meet the needs of our customers target market customers, including those who might live paycheck-to-paycheck with limited or no savings. While we have achieved significant growth and scale to date through our financial platform, the addressable market is vast, and we have a long runway for future growth. With the over $500 million in cash raised from the Business Combination (including approximately $350 million in cash held in the Trust Account immediately prior to Closing and an additional $250 million in cash proceeds received at Closing from the PIPE Investment, less, among other things, transaction expenses, redemptions, repayment of all or a portion of MoneyLion’s outstanding indebtedness and, if elected by MoneyLion, cash consideration paid at Closing to the MoneyLion stockholders of up to the lower of (A) the amount (which may be zero) by which the Parent Closing Cash (as defined in the merger agreement) exceeds $260,000,000.00 and (B) $100,000,000.00), we will have the ability to substantially increase our marketing spend versus our historical expenditure levels. We believe we have developed a highly efficient customer acquisition approach that will allow us to effectively deploy the expanded marketing spend and drive new customer growth

The disclosure on page 258 of the Definitive Proxy Statement under the heading “Related Party Loans” is hereby supplemented by adding in an additional sentence as follows:

To date, there have not been any out-of-pocket expenses incurred by our directors that would require reimbursement.

Important Information About the Business Combination and Where to Find It

The proposed Business Combination will be submitted to stockholders of Fusion for their consideration. Fusion has filed a registration statement on Form S-4 (the “Registration Statement”) with the SEC which includes a definitive proxy statement to be distributed to Fusion’s stockholders in connection with Fusion’s solicitation for proxies for the vote by Fusion’s stockholders in connection with the proposed Business Combination and other matters as described in the Registration Statement, as well as the prospectus relating to the offer of the securities to be issued to MoneyLion’s shareholders in connection with the completion of the proposed Business Combination. The Registration Statement has been declared effective and Fusion will mail the definitive proxy statement and other relevant documents to its stockholders as of the record date established for voting on the proposed Business Combination. Fusion’s stockholders and other interested persons are advised to read the definitive proxy statement / prospectus, in connection with Fusion’s solicitation of proxies for its special meeting of stockholders to be held to approve, among other things, the proposed Business Combination, because these documents contain important information about Fusion, MoneyLion and the proposed Business Combination. Stockholders may also obtain a copy of the definitive proxy statement, as well as other documents filed with the SEC regarding the proposed Business Combination and other documents filed with the SEC by Fusion, without charge, at the SEC's website located at www.sec.gov or by directing a request to Cody Slach and Alex Kovtun, (949) 574-3860, FUSE@gatewayir.com.

Participants in the Solicitation

Fusion, MoneyLion and certain of their respective directors, executive officers and other members of management and employees may, under SEC rules, be deemed to be participants in the solicitations of proxies from Fusion’s stockholders in connection with the proposed Business Combination. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of Fusion’s stockholders in connection with the proposed Business Combination is set forth in the Registration Statement (and is included in the definitive proxy statement / prospectus). You can find more information about Fusion’s directors and executive officers in Fusion’s final prospectus dated June 25, 2020, filed with the SEC on June 29, 2020. Additional information regarding the participants in the proxy solicitation and a description of their direct and indirect interests is included in the Registration Statement (and the definitive proxy statement / prospectus) and other relevant documents filed with the SEC. Stockholders, potential investors and other interested persons should read the definitive proxy statement / prospectus carefully before making any voting or investment decisions. You may obtain free copies of these documents from the sources indicated above.

Forward-Looking Statements

This Current Report on Form 8-K includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words such as “estimate,” “plan,” “project,” “forecast,” “intend,” “will,” “expect,” “anticipate,” “believe,” “seek,” “target” or other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements regarding MoneyLion’s expectations with respect to the closing of the Business Combination transaction between the MoneyLion and Fusion Acquisition Corp. (“Fusion”); the impacts of the proposed Business Combination, the satisfaction of the closing conditions to the proposed transaction, the timing of the completion of the proposed transaction and the products and markets and expected future performance and market opportunities of MoneyLion. These statements are based on various assumptions, whether or not identified in this Current Report on Form 8-K, and on the current expectations of MoneyLion’s and Fusion’s management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of MoneyLion and Fusion. These forward-looking statements are subject to a number of risks and uncertainties, including changes in domestic and foreign business, market, financial, political and legal conditions; the inability of the parties to successfully or timely consummate the proposed Business Combination, including the risk that any required regulatory approvals are not obtained, are delayed or are subject to unanticipated conditions that could adversely affect the combined company or the expected benefits of the proposed Business Combination or that the approval of the stockholders of Fusion or MoneyLion is not obtained; failure to realize the anticipated benefits of the proposed Business Combination; risks relating to the uncertainty of the projected financial information with respect to MoneyLion; future global, regional or local economic and market conditions; the development, effects and enforcement of laws and regulations; MoneyLion’s ability to manage future growth; MoneyLion’s ability to develop new products and solutions, bring them to market in a timely manner, and make enhancements to its platform; the effects of competition on MoneyLion’s future business; the amount of redemption requests made by Fusion’s public stockholders; the ability of Fusion or the combined company to issue equity or equity-linked securities in connection with the proposed Business Combination or in the future; the outcome of any potential litigation, government and regulatory proceedings, investigations and inquiries; and those factors discussed in Fusion’s final prospectus dated June 25, 2020, Annual Report on Form 10-K for the fiscal period ended December 31, 2020 and registration statement on Form S-4, in each case, under the heading “Risk Factors,” and other documents of Fusion filed, or to be filed, with the Securities and Exchange Commission (“SEC”). If any of these risks materialize or our assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that neither MoneyLion nor Fusion presently know or that MoneyLion and Fusion currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect MoneyLion’s and Fusion’s expectations, plans or forecasts of future events and views as of the date of this Current Report on Form 8-K. MoneyLion and Fusion anticipate that subsequent events and developments will cause MoneyLion’s and Fusion’s assessments to change. However, while MoneyLion and Fusion may elect to update these forward-looking statements at some point in the future, MoneyLion and Fusion specifically disclaim any obligation to do so. These forward-looking statements should not be relied upon as representing MoneyLion’s and Fusion’s assessments as of any date subsequent to the date of this Current Report on Form 8-K. Accordingly, undue reliance should not be placed upon the forward-looking statements.

No Offer or Solicitation

This Current Report on Form 8-K shall not constitute a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the Business Combination. This Current Report on Form 8-K shall also not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any states or jurisdictions in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of section 10 of the Securities Act, or an exemption therefrom.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 16, 2021	FUSION ACQUISITION CORP.

	By:	/s/ John James
		Name:	John James
		Title:	Chief Executive Officer

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